UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2011
SYKES ENTERPRISES, INCORPORATED
(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Tampa, Florida	33602

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 274-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensation Awards to Certain Executive Officers
     On March 7, 2011, the Board of Directors of the Registrant, upon the recommendation of the Compensation Committee of the Board, awarded special cash bonuses as well as performance-based restricted shares and stock appreciation rights under the Registrant’s 2001 Equity Incentive Plan (the “Plan”) to certain executive officers as set forth below.
Cash bonus awards
     On March 7, 2011, the Board of Directors of the Registrant, upon the recommendation of the Compensation Committee of the Board, awarded special cash bonuses for 2010 to certain executive officers as set forth below:

Name	Title
Charles Sykes	President & Chief Executive Officer	$220,000
W. Michael Kipphut	Executive Vice President and Chief	$112,001
	Financial Officer
James Hobby	Executive Vice President, Global	$80,521
	Operations
Lawrence R. Zingale	Executive Vice President, Global Sales	$77,281
	and Client Management
James T. Holder	Executive Vice President, General	$43,201
	Counsel and Secretary
2011-2013 Performance Awards
     On March 7, 2011, the Board of Directors of the Registrant, upon the recommendation of the Compensation Committee of the Board, awarded performance-based restricted shares and stock appreciation rights under the Plan to certain executive officers as set forth below:

			Restricted
Name	Title	SARS	Shares
Charles Sykes	President & Chief Executive Officer	71,777	81,884
W. Michael Kipphut	Executive Vice President and Chief	26,554	30,292
	Financial Officer
James Hobby	Executive Vice President, Global	22,315	25,455
	Operations
Lawrence R. Zingale	Executive Vice President, Global	21,556	24,590
	Sales and Client Management
James T. Holder	Executive Vice President, General	8,982	10,249
	Counsel and Secretary

Restricted Shares
     The restricted shares are shares of the Registrant’s common stock which are issued to the participant subject to (a) restrictions on transfer for a period of time and (b) forfeiture under certain conditions. With regard to 2/3 of the restricted shares (the “Income Based Restricted Shares”), some of such Income Based Restricted Shares will vest and the restrictions on their transfer lapse on March 7, 2014, provided that (i) the aggregate Adjusted Income from Operations of the Registrant, during fiscal years 2011, 2012 and 2013 (measured as of December 31, 2013) (“Adjusted Income From Operations Calculation”) equals at least $270,982,862, and (ii) the participant is employed by the Registrant or a subsidiary on such date. Adjusted Income from Operations means Operating Income, as reported in the Registrant’s audited Consolidated Statement of Operations, plus an amount equal to the sum of (a) depreciation related to assets acquired in acquisitions that are revalued for accounting purposes and will be depreciated in the future, and amortization of intangibles created in connection with such acquisitions; (b) costs to obtain synergies in acquisition transactions; (c) transaction costs associated with entity acquisitions and dispositions; (d) restructuring and impairment charges related to the acquisitions and dispositions referenced in (c) above, and (e) any effects, positive or negative, from foreign currency exchange rate fluctuations. The number of the Income Based Restricted Shares which will vest, and with regard to which the restrictions will lapse, will be a number equal to 53.3% of the Income Based Restricted Shares in the event the Adjusted Income from Operations Calculation is $270,982,862, and will increase on a pro-rata basis up to a number equal to 66.7% of the Income Based Restricted Shares in the event the Adjusted Income from Operations Calculation is $277,334,707. In the event the Adjusted Income from Operations Calculation is between $277,334,707 and $293,649,021, the number of Income Based Restricted Shares which will vest, and with regard to which the restrictions will lapse, will increase on a pro-rata basis between a number equal to 66.7% of the Income Based Restricted Shares up to a number equal to 100% of the Income Based Restricted Shares.
     With regard to the other 1/3 of the restricted shares (the “Revenue Based Restricted Shares”), some of such Revenue Based Restricted Shares vest and the restrictions on their transfer lapse on March 7, 2014, provided that (i) the aggregate Gross Revenue from Operations of the Registrant, as reported in its audited Consolidated Statement of Operations, for fiscal years 2011, 2012 and 2013 (measured as of December 31, 2013) (“Gross Revenue from Operations Calculation”) equals at least $3,761,735,793, and (ii) the participant is employed by the Registrant or a subsidiary on such date. The number of the Revenue Based Restricted Shares which will vest, and with regard to which the restrictions will lapse will be a number equal to 53.3% of the Revenue Based Restricted Shares in the event the Gross Revenue from Operations Calculation is $3,761,735,793, and will increase on a pro-rata basis up to a number equal to 66.7% of the Revenue Based Restricted Shares in the event the Gross Revenue from Operations Calculation is $3,835,500,930. In the event the Gross Revenue from Operations Calculation is between $3,835,500,930 and $4,024,136,575, the number of Revenue Based Restricted Shares which will vest, and with regard to which the restrictions will lapse will increase on a pro-rata basis between a number equal to 66.7% of the Revenue Based Restricted Shares up to a number equal to 100% of the Revenue Based Restricted Shares.
     In the event of a change in control (as defined in the Plan) prior to the date the restricted shares vest, all of the restricted shares will vest and the restrictions on transfer will lapse with respect to such vested shares on the date of the change in control, provided that participant is employed by the Registrant or a subsidiary on the date of the change in control.
     If the participant’s employment with the Registrant or subsidiary is terminated for any reason, either by the Registrant or participant, prior to the date on which the restricted shares have vested and the restrictions have lapsed with respect to such vested shares, any restricted shares remaining subject to the restrictions (together with any dividends paid thereon) will be forfeited, unless there has been a change in control prior to such date.
Stock Appreciation Rights
     The stock appreciation rights (“SARs”) represent the right to receive that number of shares of common stock of the Registrant determined by dividing (i) the total number of shares of stock subject to the SARs being exercised by the participant, multiplied by the amount by which the fair market value (as defined in the Plan) of a share of stock on the day the right is exercised exceeds the fair market value of a share of stock on the date of grant of the SAR, by (ii) the fair market value of a share of stock on the exercise date.
     The SARs have a term of 10 years, and 1/3 of the SARs vest and become exercisable on and after each of March 7, 2012, March 7, 2013 and March 7, 2014, provided that participant is employed by the Registrant or a subsidiary on such date. In the event of a change in control, the SARs will vest on the date of the change in control, provided that participant is employed by the Registrant or a subsidiary on the date of the change in control.
     If the participant: (i) dies while employed by the Registrant or a subsidiary or within the period when the SARs could have otherwise been exercised by the participant; (ii) terminates employment with the Registrant or a subsidiary by reason of the permanent and total disability of the participant; or (iii) terminates employment with the Registrant or a subsidiary as a result of the participant’s retirement, provided that the Registrant or such subsidiary has consented in writing to the participant’s retirement, then, in each such case, the participant, or the representatives of the participant, will have the right, at any time within three months after the death, disability or retirement of the participant, and prior to the tenth anniversary of the date of grant of the SARs, to exercise the SARs to the extent the SARs were exercisable by the participant immediately prior to the participant’s death, disability or retirement.
     Following a termination of the participant’s employment with the Registrant or a subsidiary, other than by reason of the participant’s death, permanent disability or retirement with the consent of the Registrant or a subsidiary, the participant may exercise the SARs during the three-month period following such termination but only if and to the extent the SARs were exercisable immediately prior to such termination. If the participant’s employment is terminated for cause, or the participant terminates his or her own employment with the Registrant, any portion of the SARs not yet exercised (whether or not vested) terminates immediately on the date of termination of employment.
     The restricted stock and SARs were awarded pursuant to a Restricted Share and Stock Appreciation Right Award Agreement in the form previously filed by the Registrant.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ W. Michael Kipphut
W. Michael Kipphut
Executive Vice President and Chief Financial Officer

Date: March 10, 2011

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